R&D Day May 17, 2021 NASDAQ: YMTX Exhibit 99.1

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials and other activities; the potential for the results of ongoing preclinical or clinical trials and the efficacy of Yumanity’s product candidates; future product development and regulatory strategies, including with respect to specific indications; Yumanity's cash position and financial outlook; and the expected upcoming milestones described in these slides and the accompanying oral presentation. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Yumanity’s current beliefs, expectations and assumptions regarding the future of Yumanity’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those risks detailed in Yumanity’s most recent Annual or Quarterly Report, as well as discussions of potential risks, uncertainties, and other important factors in Yumanity’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. None of Yumanity, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Agenda for Today Introduction; Company Overview and Value Drivers Richard Peters, MD PhD Neurodegeneration Outlook Ajay Verma, MD PhD Overview of Parkinson’s Disease Landscape David Russell, MD PhD Discovery Engine and YTX-7739 Preclinical Development Daniel Tardiff, PhD Lead Clinical Program: YTX-7739 for Parkinson’s Disease Brigitte Robertson, MD Wrap Up Richard Peters, MD PhD Q&A All

A Future Free from Neurodegenerative Diseases Our Vision: Yumanity Therapeutics, Inc. 2021

Prolific Pipeline Novel targets discovered by Yumanity Goal of 1 new program into the clinic per year Opportunities for business development 1 7 20+

Accelerated discovery timelines Optimized clinical/ regulatory/payor outcomes Novel, relevant targets Yumanity Strategy to Transform Neuro Drug Development Unbiased Discovery Engine Rapid Validation in Human Models Leverage Biomarkers 1 2 3

Leveraging External Research Collaboration on 2 targets in ALS and FTD Supporting studies in proprietary Parkinson’s Disease animal models Emerging data in Glioblastoma

Goal of 1 New Disease-Modifying Clinical Program Per Year

Prolific Discovery Engine Drives Rapidly Expanding Pipeline of Disease-Modifying Therapies

Program	Candidate (stage reached: Discovery / Target Validation / Lead Optimization / IND-enabling / Phase 1)	Anticipated Clinical Milestones
Program 1: Parkinson's Disease	YTX-7739 (SCD Inhibitor) — Phase 1	✓ 3Q 2020 – Phase 1 SAD Data ✓ 2Q 2021 – Ph 1a MAD in Healthy Volunteers • Mid-2021 – Ph 1b Patient Data • 2022 – Phase 2 initiation
Program 2: Dementia with Lewy Bodies	YTX-9184 (SCD Inhibitor) — IND-enabling	✓ 2Q 2020 – Start IND-enabling studies • 2H 2021 – Phase 1 initiation
Program 3: ALS/FTLD	Undisclosed — Lead Optimization	Partnered with MERCK
Program 4: ALS/FTLD	Undisclosed — Target Validation / Lead Optimization	Partnered with MERCK
Programs 5-15 PD, AD, ALS/FTLD	Undisclosed — Discovery / Target Validation	

SAD=single ascending dose; MAD = multiple ascending dose; IND=investigational new drug application

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
8

Differentiating Advantages Against Parkinson’s Disease Intervene upstream from α-synuclein pathology rather than downstream Advantages of small molecule pharmacology vs. large antibodies Potential to leverage treatment biomarker to individualize therapy and enrich for likely responders

Neurodegeneration Outlook Ajay Verma, MD, PhD Executive Vice President, Head of R&D

Neurodegeneration is Today’s Largest Therapeutic Challenge Alzheimer’s Parkinson’s ALS Aging is strongest risk factor Fastest rising population segment Huge Societal and economic impact 50 M+ affected by Alzheimer’s 10 M+ living with Parkinson’s >6000 ALS diagnosis each year High morbidity and mortality Symptomatic therapy only No treatment to stop progression Neurodegenerative Disease Has Become a Global Pandemic Hou, Nat Rev Neurol 2019 * “Dementia: A problem for our age”, Alison Abbott, Nature 475, S2–S4 (2011) Prevalence by Age Estimated Growth of Dementia*

Emerging Science and Rational Drug Development Alzheimer’s ALS Parkinson’s ALS Proteinopathy Synapse loss Inflammation Neurotoxicity Biomarker-tractable pathology Misfolded proteinopathy Ab, tau aSyn, TDP43 Others Intracellular dysfunction Mitochondria Lysosomes/autophagy Vesicle trafficking Extracellular progression CNS cell spread Neuroinflammation Impaired clearance (Imaging, CSF, Blood) Emerging Basic and Clinical Science of Neurodegenerative Diseases Slow Progression Offers Opportunity for Early Therapy Common Diseases Mechanisms

Misfolded Proteinopathies are Central to Neurodegeneration

Aggregation-prone Proteins Are Common Instigators of the Neurodegeneration Process

Common CNS Proteinopathy Lesions

β-amyloid plaques



Tau tangles



αSyn Lewy bodies



TDP43 Lewy bodies



Injury Mechanisms

- Proteo-lipid aggregation
- Synaptic dysfunction
- Lysosomal dysfunction
- Mitochondrial dysfunction
- Axonal injury
- ER stress

Neurodegenerative Diseases	Aggregation Prone Proteins				
	Aβ	αSyn	Tau	TDP43	Other
Alzheimer's disease	✓	✓	✓	✓	
Parkinson's disease		✓	✓	✓	
Lewy Body dementia	✓	✓	✓	✓	
Multiple systems atrophy		✓			
Frontotemporal lobar dementia			✓	✓	✓
Corticobasal degeneration		✓	✓	✓	
Progressive supranuclear palsy			✓		
Amyotrophic lateral sclerosis		✓		✓	✓
Chronic traumatic encephalopathy	✓	✓	✓		

CONFIDENTIAL

Yumanity Therapeutics, Inc. 2021

13

Evolving Science of Synucleinopathy and Therapeutic Targets

Normal α-Helix Coils
- Physiological multimers
- Normal functions

Abnormal β-Pleated Sheets
- Toxic oligomers/polymers
- Pathology hallmarks


α Synuclein protein
1
61
95
140
P
N
Lipid binding
Aggregation
Acidic
C
α-State
Disordered
β-State
WT αSyn
Mutated αSyn
Excessive αSyn
CELL BODY
Secretory
Golgi
Endosome
ER
Nucleus
Autophagy
PRESYNAPTIC TERMINAL
Clustering
Assembly
Fusion
Endocytosis
Saturated Fatty Acids
SCD
Unsaturated Fatty Acids
NON-FIBRILLAR LEWY BODY
FIBRILLAR LEWY BODY

Modified from Fanning et. al.., Acta Neuropathologica (2021)

Fanning et al., Molecular Cell (2018); Vincent, Tardiff, et al., Cell Reports (2018); Maulik et al., Frontiers in Aging Neuroscience (2019); Soste et al., Cell Systems (2019)

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
14

Parkinson's Disease Programs in Clinical Development



Disease Modification
Symptomatic
INFLAMMATION
• 6 trials, 7%
NEUROPROTECTION
• 15 trials, 19%
PROTEINOPATHY
• 14 trials, 17%
REGENERATIVE
• 9 trials, 11%
NON-DOPAMINERGIC
• 14 trials, 17%
DOPAMINERGIC
• 23 trials, 28%
Neuraly NLY01
Sanofi Lixisenatide
Novo Nordisk Liraglutide
Alkahest AKST4290
Edison EPI-589
Alkahest GRF6021
Dong-A ST DA-9805
Anavex ANAVEX2-73
Denali DNL201
Denali DNL151
Neuropore NPT520-34
Biogen BIIB094
ApoPharma Deferiprone
Clene Nanomedicine CNM-Au8
Anavex ANAVEX2-73
B&A Tx Bumetanide
Aptinyx NYX-458
AstraZeneca MEDI1341
Biogen BIIB054**
UCB Bio UCB7853
Genzyme GZ/SAR402671**
Prevail PR001A
Roche RO7046015
Sun Pharma K0706
Enterin ENT-01
UCB Bio UCB0599
Annovis Posiphen
Aptuit anle138b
H. Lundbeck Lu AF82422
Vaxxinity UB-312
Herantis CDNF
Axovant Sciences OXB-102
NeuroGeneration Stem Cell
Voyager VY-AADC02
Oxford BioMedica ProSavin
Voyager VY-AADC01
Brain Neuro Bio AAV2-GDNF
Xoc XC130-A10H
RaQualia RQ-00000010
Takeda TAK-071
Cavion CX-8998
H. Lundbeck Droxidopa
Prexton PXT002331
Sunovion SEP-363856
Kyowa Kirin KW-6356
Theravance Ampreloxetine
Theranexus THN102
ACADIA Pimavanserin
Bial - Portela Ongentys|BIA 9-1067
Adamas ADS-5102
AbbVie ABBV-951
Integrative Lab Mesdopetam
AbbVie ABT-SLV187
AbbVie L/C intestinal gel
Pharma Two B P2B001
Sunovion APL-130277
Impax Lab IPX203
Chase Tx CTC-413
Alexza Apomorphine
Cerevel Tavapadon
Eli Lilly LY3154207
Cerevel CVL-751
Impel intranasal levodopa
Acorda CVT-301
Serina SER-214
Alexza Apomorphine
Luye Pharma LY03003 + Neupro

81 Total Programs

- Ph1 *(26 trials, 32%)*
- Ph2 *(41 trials, 51%)*
- Ph3 *(14 trials, 17%)*

- Active *(51 trials, 63%)*
- Complete *(30 trials, 37%)*
- Non- US/EU *(14 trials, 17%)*

** Active development of Rotigone ph3 patch in China*
*** These programs have likely been discontinued*
Note: Medtronic's Activa PC+S, active in Neuromodulation, is not shown

CONFIDENTIAL

15

Overview of Parkinson’s Disease Landscape David Russell, MD PhD

Parkinson’s Disease (PD) Overview Epidemiology: PD is a rapidly growing, progressive, fatal disease that affects 7-10 million people worldwide Complex gene-environment interactions PD Patient journey Pathological hallmarks of PD Central role of alpha-synuclein in PD pathogenesis Biomarkers to track aSyn pathophysiology cascades in clinical studies Competitive landscape New directions, Emerging science – proteinopathy / lipidopathy

Epidemiology: The Growing Pandemic of Parkinson's Disease

- Parkinson's disease (PD) is the second most common and fastest growing neurodegenerative disorder
  - ~1 Million patients in US, ~7 million worldwide; Average onset Late 50s-Early 60s.
  - From 1990 to 2015, the number of people with Parkinson disease doubled to over 7 million
  - Projected to double again by 2040

- PD is a predominantly sporadic disease
  - Aging is greatest risk factor
  - Up to 10% of cases occur in a familial manner
  - Both autosomal dominant and recessive
  - Significant environmental component

Parkinson's Disease Prevalence



Cases per 100,000 population
2,500
2,000
1,500
1,000
500
0
Men
Women
40–49
50–59
60–69
70–79
≥80
Age (years)

Hou Y, Nat Rev Neurol 2019

Projected growth of Parkinson's Disease*



Legend
0-50% growth
50-100% growth
>100% growth
Not examined

*Number of individuals over 50 with PD from 2005 to 2030.

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
18

Genetics Complex Gene-Environment Interactions Underlie Parkinson’s Disease Progression Combination of Genetic, Environmental and Immune Factors Underlie Development of PD 5% genetic, 25% hereditary, 75% sporadic Dominant (SNCA, LRRK2) Recessive (PARK7, PINK1, PRKN) Environmental Pesticides Heavy metals (Manganese) Mitochondrial toxins Repetitive head trauma Chemical exposure Immunology Persistent inflammation Viral infections (post-pandemic) Microbiome-immune interface Progressive Stages of Parkinson’s Disease Chen H, J Parkinsons Dis 2018

Parkinson's Disease: Clinical Journey Overview

- Cardinal motor symptoms of PD stem from the loss of *substantia nigra* (SN) dopaminergic neurons
  - Progressive bradykinesia, muscular rigidity, resting tremor, and gait impairment
- Non-motor symptoms including autonomic and cognitive dysfunction involve non-dopaminergic neurons
  - Low blood pressure, constipation, incontinence, sensory problems, sleep disorders, neuropsychiatric problems and dementia.
  - Multiple neurotransmitters: Dopamine, Norepinephrine, Acetylcholine

Parkinson's Symptoms Are Insidiously Progressive


Resting tremor
Difficulty with simple manual tasks
Unilateral, masked face
Bilateral, slow shuffling gait
Pronounced gait and posture disturbance, falls
Limited ambulation with assistance
Bed or chair confinement
Time

MOTOR SYMPTOMS
- Tremor
- Rigidity
- Bradykinesia
- Postural Instability
- Gait difficulty

NON-MOTOR SYMPTOMS
- Fatigue
- Cognitive
- Psychiatric
- Sleep Disorders and EDS
- Autonomic; Sensory

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
20

Pathological Hallmarks of Parkinson’s Disease Neuropathological (BRAAK) Staging of PD Based on Topography of Lewy Bodies Dopaminergic Neuron Loss and Lewy Bodies Normal Substantia Nigra (SN) Loss of SN dopaminergic neurons Lewy body Lewy neurites FIBRILLAR LEWY BODY NON-FIBRILLAR LEWY BODY

The Role of α-Synuclein Proteinopathy in Parkinson’s Disease

α-Synuclein (α-syn) Is Major Component of Lewy Bodies and Lewy Neurites

- Normal role in synaptic function
- *SNCA missense m*utations associated with familial forms of PD (A53T, A30P, A53E, E46K, G51D, H50Q)
- *SNCA g*ene duplication / triplication is sufficient to cause PD
- Overexpression in cell culture and mice mimics important aspects of pathology
- Injection of a-syn aggregates into animal brains causes pathological changes resembling PD


β-pleated sheet pathology
Molecular chaperones
Native α-syn (random coil)
Misfolded proteins
Oligomers (β-pleated sheet)
Synuclein fibrils (β-pleated sheet)


Lewy neurite
Lewy body
Transmission

Normal functions	Abnormal functions
Synaptic vesicle cycling	Oxidative stress
Membrane lipid interaction	Protein sequestration
Mitochondrial-ER communication	Disruption of axonal transport
	Synaptic dysfunction
	Inhibition of UPS
	Mitochondrial dysfunction
	Lysosomal dysfunction

Modified from Irvin, JD, Nat Rev Neurol 2013

CONFIDENTIAL

Yumanity Therapeutics, Inc. 2021

22

αSyn Pathology can Spread to Many Brain Cells: Involvement in Many Neurodegenerative Diseases

β-pleated Toxic αSyn aggregates can spread to neuronal, glial and immune cells

Extracellular αSyn injury cascade


Neuron
Extracellular aSyn
Inflammation
Inflammation
Astrocytes
• Activation
Oligodendrocytes
• Demyelination
Microglia
• Activation

Neurodegenerative Diseases	Aggregation Prone Proteins				
	Aβ	αSyn	Tau	TDP43	Other
Alzheimer's disease	✓	✓	✓	✓	
Parkinson's disease		✓	✓	✓	
Lewy Body dementia	✓	✓	✓	✓	
Multiple systems atrophy		✓			
Frontotemporal lobar dementia			✓	✓	✓
Corticobasal degeneration		✓	✓	✓	
Progressive supranuclear palsy			✓		
Amyotrophic lateral sclerosis		✓		✓	✓
Chronic traumatic encephalopathy	✓	✓	✓		

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
23

Biomarkers for Tracking Biological Impact of Synucleinopathies ` Lewy pathology DATscan TSPO Microgliosis fMRI EEG α-syn pathology Tractable molecular pathology Tractable brain circuit alterations αSyn Dopamine synapses α-syn spreading patterns Cortico-striatal-thalamic circuits Microgliosis

Potential Disease Modification Therapeutic Targets in PD

Deplete αSyn
- ASO

Prevent αSyn Misfolding
- Molecular chaperones

Prevent/reverse DA neuron toxicity
- Growth factors (GDNF)
- Stem cells

Promote immune clearance Reduce inflammation
- GLP-1 ligands
- Immunomodulators



Molecular chaperones
Native α-syn (random coil)
Misfolded proteins
Oligomers (β-pleated sheet)
Synuclein fibrils (β-pleated sheet)



Lewy neurite
Lewy body
Microglia
Macrophage
Transmission

Normal functions	Abnormal functions
■ Synaptic vesicle cycling ■ Membrane lipid interaction ■ Mitochondrial-ER communication	■ Oxidative stress ■ Protein sequestration ■ Disruption of axonal transport ■ Synaptic dysfunction ■ Inhibition of UPS ■ Mitochondrial dysfunction ■ Lysosomal dysfunction

Restore αSyn function
- Current gap

Inhibit αSyn toxicity
- Multiple modalities

Prevent spreading pathology
- Anti-αSyn mABs
- Anti-αSyn Vaccines

Modified from Irvin, JD, Nat Rev Neurol 2013

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
25

Potential Novel Disease Modification Therapeutic Targets in PD Novel targets through unbiased screening Membrane/lipid-rich αSyn aggregation Deplete αSyn ASO Prevent αSyn Misfolding Molecular chaperones Prevent/reverse DA neuron toxicity Growth factors (GDNF) Stem cells Promote immune clearance Reduce inflammation GLP-1 ligands Immunomodulators Prevent spreading pathology Anti-αSyn mABs Anti-αSyn Vaccines Microglia Macrophage Modified from Irvin, JD, Nat Rev Neurol 2013

Yumanity Discovery Engine Daniel Tardiff, PhD Scientific Co-founder, Interim Head of Research

Yeast Models Predict Mechanisms of Human Disease HUMAN YEAST PATHOLOGY GENETICS Conserved Biology and Pathological Mechanisms Lewy Bodies Inclusions / Aggregates YPK9 YPT7 VPS35 TIF4631/2 INP53 PARK9 PARK16 PARK17 PARK18 PARK20 * Similar examples in ALS / FTLD (TDP-43), Alzheimer’s (Ab, APOe4) Example*: Parkinson’s Disease / Dementia with Lewy Bodies / Multiple Systems Atrophy

Discovery Engine Step 1: Unbiased Small Molecule Screening Live Cell Screening Human Cell Translation Target Identification 1 2 3 Identify compounds that enhance survival

Discovery Engine Step 2: Human Neuron Translation Live Cell Screening Human Cell Translation Target Identification 1 2 3 Translation of screening hits to diseased human cells iPSC Technology Parkinson’s Patient Diseased Neuron

Discovery Engine Step 3: Identify Small Molecule Targets Live Cell Screening Human Cell Translation Target Identification 1 2 3 Use of chemical genetics and informatics to uncover target Target

Key Outputs of Novel Discovery Engine Live Cell Screening Human Cell Translation Target Identification 1 2 3 Unbiased platform identifies novel targets 100% targets druggable with small molecules Access to intra-cellular targets Target identification reveals biomarkers

Yumanity's Discovery Engine Has Generated 20+ Novel Targets To-Date

Empirical Validation of Previously Identified Targets

Discovery Model	Target	Potential Indication	Area of Biology
α-Syn	USP8-30	PD, LBD, MSA	Ubiquitin/Proteasome system
TDP43	DBR1	ALS, FTLD	RNA Metabolism
α-Syn	FKBP12	PD, LBD, MSA	Signaling
α-syn, APOE, TDP-43	HDACs	ALS, FTLD, PD, LDB, MSA	Chromatin modification

Unbiased Identification of New Targets in Novel Areas of Biology

Discovery Model	Target	Potential Indication	Novel Areas of Biology	
α-Syn	SCD	PD, LBD, MSA, AD	Fatty acid desaturation	YTX-7739
Undisclosed	Target A	ALS, FTLD	Undisclosed	Merck Partnered Part of strategic collaboration eligible for milestones totaling $500M
Undisclosed	Target B	ALS, FTLD	Undisclosed	
α-Syn	10 targets	PD, LBD, MSA	• Lipid metabolism • Vesicle biology • Energy metabolism • Cofactor metabolism • Ion channels • Undisclosed	Proprietary
TDP-43	6 targets	ALS, FTLD		
C9ORF72	3 targets	ALS, FTLD		
APOE4	11 targets	AD, PD, CAA		

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
33

Discovery and Pre-clinical Development of Stearoyl-CoA Desaturase Inhibitor, YTX-7739

Biological Functions of Stearoyl-CoA Desaturase (SCD) Enzymes Reaction Target Biomarker Increases in desaturated fatty acid concentration lead to: Altered membrane structure Altered vesicle trafficking Enhanced a-synuclein aggregates FA-DI = Fatty Acid Desaturation Index (FA-DI) unsaturated saturated Unsaturated Fatty Acids Saturated Fatty Acids

SCD Inhibition Restores a-Synuclein Function SCD WT aSyn Mutated aSyn Excessive aSyn a-State N C b-State P C N Disordered YTX-7739 Secretory Endosome Autophagy Nucleus ER Golgi Physiological multimers Normal functions Toxic oligomers/polymers Pathology hallmarks

Novel Parkinson’s Disease Mouse Model Provides In Vivo Validation Mouse Model Recapitulates Key Disease Phenotype a-synuclein aggregation and pathology Loss of dopaminergic neurons Progressive motor deficits Responsive to L-DOPA Nuber et al., Neuron 2018 a-Synuclein Pathology L-DOPA-responsive Motor Deficits Wild Type a-Syn Mutant a-Syn

Nuber, Selkoe, et al, AD/PD 2019 Nuber et al., Annals in Neurology 2020 Parkinson’s mouse model SCD1 Knockout mouse (SKO) Parkinson’s cross with SCD1 knockout ~20% Reduction in Target Biomarker Genetic Validation of SCD in a Mutant a-Synuclein Mouse Model Heterozygous deletion of SCD1 improves all phenotypes in a-Synuclein Mice SKO NTG WT Mut SKO Mut SKO Significant Improvement in Pole Climbing Test Target Biomarker

… and Engages the Target YTX-7739 Target Engagement in Brain and Plasma YTX-7739 Crosses BBB into Brain… YTX-7739 YTX-7739 (ng/mL) Target Biomarker Target Biomarker Plasma Brain * FA-DI = Fatty Acid Desaturation Index Mutant a-Synuclein Mice - + - + YTX-7739

In Vivo Evidence Supporting YTX-7739 Activity: Protein

✓ **Protein Pathology** | Neuronal Survival | Motor Function

Restoration of physiological α-Synuclein Multimer


WT αS
Mutant αS
Multimer/ monomer Ratio
***
**
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-
-
+
YTX-7739

WT – wild-type
Mut - Mutant

Decrease in pathological, phosphorylated α-Synuclein

(hallmark of Parkinson's disease)


WT αS
Mutant αS
Phospho-Ser129 α-Syn
P
***
**
2000
1500
1000
500
0
-
-
+
YTX-7739


WT α-Syn Placebo
Mut α-Syn Placebo
Mut α-Syn YTX-7739

Collab. with BWH, Nuber, Tardiff, et al., ADPD 2021

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
40

In Vivo Evidence Supporting YTX-7739 Activity: Survival

✓ **Protein Pathology** ✓ **Neuronal Survival** **Motor Function**

Monitor neurons affected in Parkinson's Disease



Mesocortical pathway
Nigrostriatal pathway
SN
VTA
Mesolimbic pathway



Nerve Terminals (Striatum)
WT - Placebo
Mut - Placebo
Mut – YTX-7739
Cell Bodies (SNpc)
WT - Placebo
Mut - Placebo
Mut – YTX-7739

Enhanced survival of dopaminergic neurons



WT αS
Mutant αS
**
*
TH Staining Intensity
100
80
60
40
20
0
-
-
+
YTX-7739

Collab. with BWH, Nuber, Tardiff, et al., ADPD 2021

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
41

In Vivo Evidence Supporting YTX-7739 Activity: Motor Function Protein Pathology Neuronal Survival Motor Function SCD Inhibition by YTX-7739 prevents deficits in motor function caused by mutant a-synuclein Collab. with BWH, Nuber, Tardiff, et al., ADPD 2021 - + YTX-7739 - Mutant aS WT aS + - + YTX-7739 - Mutant aS WT aS + Pole climbing test Rotarod test

Cancer cell proliferation is dependent on SCD activity and lipid biosynthesis SCD inhibition Enhances Survival in Glioblastoma Mouse Model SCD Activity Linked to Cancer Evaluate YTX-7739, a brain-penetrant and clinical-stage SCD inhibitor, in GBM models in collaboration with MGH GBM Team K. Eyme – C. Badr., Targeting Fatty Acid Biosynthesis in Glioblastoma SNO/NCI Symposium 2021 Vehicle YTX-7739 Pinkham et al., 2019 Glioblastoma (GBM) is an aggressive brain cancer 12-18 month survival with standard of care SCD inhibition improves GBM mouse models Increased Survival in Aggressive Glioblastoma Stem Cell Model Target Biomarker Reduced in Tumor Tumor Target Biomarker

Clinical Development of YTX-7739, a Stearoyl-CoA Desaturase Inhibitor (SCDI) Brigitte Robertson, MD Chief Medical Officer

72 healthy volunteers Single and Multiple Ascending Doses Well tolerated Pharmacokinetics dose proportional in fed state Cerebral Spinal Fluid (CSF) Concentration dose-dependent Profile supports once-daily oral dosing Proof of biology achieved with target engagement biomarker (FA-DI) YTX-7739 Phase 1 Program Summary – Healthy Volunteers YTX-7739 is a novel, oral, brain-penetrant SCD inhibitor

YTX-7739 Well Tolerated

Phase 1 Single Ascending Dose (SAD) Study in Healthy Volunteers

Double Blind Placebo Controlled N=56
N = 8 / cohort (6:2 ratio YTX-7739 to PBO)*

Part A
10 mg – 400 mg
Fasted

Part B & C*
5 mg, 10 mg, 30 mg
250 mg and 400 mg
Fed

Cohort results: blinded safety assessment after every cohort for dose escalation or dose adjustment

Key Endpoints: Adverse Events, Safety labs, Vital Signs, ECGs, Pharmacokinetics (Plasma and CSF)

*Part C was conducted open label

Key Findings

- Broad dose range evaluated, single oral doses (5-400 mg) in both fasted and fed states
- No serious adverse events, subject withdrawals or deaths in the study. All adverse events (AEs) were mild except 6 that were moderate in severity.
  - Headache, fatigue, gastro-intestinal and musculoskeletal complaints were the most frequently reported AEs
- No drug related safety concerns or trends observed in blood chemistry, haematology, urinalysis, vital signs or 12-lead electrocardiograms (ECG's).
- Maximum tolerated dose not identified

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
46

YTX-7739 Pharmacokinetic Profile Supports Once-daily dosing Plasma and CSF Pharmacokinetics Dose dependent reduction in bioavailability was observed following single dose administration of YTX-7739 in the fasted state at high doses In fed state, dose proportionality and linearity in the dose-exposure relationship was observed following single dose administration in the 5–250 mg dose range (Cmax and AUC0-24h) Half life 47–72 hours Cerebral Spinal Fluid (CSF) Penetration: Geometric Mean CSF to Total Plasma Ratio 0.052 (CV% 18.45%) Concentrations for target engagement were achieved

YTX-7739 Well Tolerated Adverse Event Placebo N=4 All Active N=12 15 mg N=6 25 mg N=6 Number of subjects (%) in each dose group with at least one post dose TEAE 4 (100) 11 (91.7) 5 (83.3) 6 (100) Number of subjects (%) with at least one report of most frequent TEAE (≥2 reports on active treatment) Headache 0 8 3 5 Fatigue 0 6 1 5 Abdominal discomfort 0 4 2 2 Rhinorrhea 2 3 2 1 Dry eyes 1 3 1 2 Feeling cold/hot 0 3 1 2 Hyperbilirubinemia 1 2 0 2 Paresthesia 0 2 2 0 Anemia 0 2 0 2 Dry skin 0 2 2 0 Dry throat 0 2 2 0 25 mg 14-days dosing 15 mg 28-days dosing Double Blind Placebo Controlled N=16 N = 8 / cohort (6:2 ratio YTX-7739 to PBO)* Cohort results: blinded safety assessment after every cohort for dose escalation or dose adjustment Phase 1 Multiple Ascending Dose (MAD) Study in Healthy Volunteers Key Endpoints: Adverse Events, Safety labs, Vital Signs, ECGs, Pharmacokinetics (Plasma and CSF), Pharmacodynamics: FA-DI These results are preliminary as of May 8th and are subject to change as the final CSR has not been completed

YTX-7739 MAD HV Plasma and CSF Pharmacokinetics: Dose Proportional* Mean YTX-7739 Pharmacokinetic Parameters1 Maximal Concentration Median Time Max Concentration Occurs AUC24h DN Cmax DN AUC24h Accumulation Ratio (AUC) CSF: Plasma Ratio2 Dose (mg) Day (ng/mL) (hr) (ng*hr/mL) (ng/mL/mg) (ng*hr/mL/mg) 15 1 131.4 10.06 2332 8.76 155 NA 15 14 703.2 8 1030 46.88 1030 6.981 15 28 757.3 7 14320 50.49 955 6.302 0.047 25 1 278.7 6 4727 11.15 189 NA 25 14 1408 4 26144 56.34 1046 5.955 0.052 AUC24h: Area under concentration versus time curve from time 0 to 24 hours post dose, DN Cmax: Dose normalized maximal concentration, calculated by Cmax divided by dose, DN AUC24h: Dose normalized AUC24h, calculated by AUC24h divided by dose 1These results are preliminary as of May 8th and are subject to change as the final CSR has not been completed *Administered in fed state 2Geometric Mean CSF to total Plasma Ratio

YTX-7739 MAD Study Part A Healthy Volunteers: Baseline Biomarker Stability Across Treatment Groups MAD Placebo MAD 15 mg MAD 25 mg Mean 0.08 0.07 0.08 SD 0.014 0.016 0.015 CV% 16.2 23.6 18.3 Unsaturated Saturated Target Biomarker (FA-DI) = Biomarker: Fatty Acid Desaturation Index (FA-DI) Ratio decreases with SCD inhibition MAD Study results in healthy Volunteers align with phase 0 study suggesting the Biomarker findings in Healthy volunteers will translate to Patients with Parkinson’s Disease Baseline Biomarker (Plasma FA-DI)* Low Within and Between Subject Variability Changes in plasma levels of fatty acids (substrates and products) are an index of SCD enzyme inhibition *These results are preliminary as of May 8th and are subject to change as the final CSR has not been completed 1Patients with Parkinson’s Disease

YTX-7739 MAD Study: Proof of Biology Achieved with Biomarker of Target Engagement Proof of biology: dose dependent reduction in plasma biomarker Target engagement biomarker generally reaches maximal response by 14 days Some evidence of heterogeneity in response Effect appears to trend towards to baseline after drug discontinuation Findings consistent with drug effect Target engagement biomarker

YTX-7739 Proof of Biology in Patient Population: Data Expected Mid 2021

Phase 1 Multiple Ascending Dose (MAD) Study in Patients with Parkinson's Disease

Double Blind Placebo Controlled N~30
N = 10 / cohort (8:2 ratio YTX-7739 to PBO)*

Mild to Moderate symptoms (Hoehn and Yahr 1-3)
Treatment Naïve or satisfactory control on L-Dopa

Dose 20 mg
28-days dosing

Dose TBD
28-days dosing

Blinded safety assessment after every cohort for dose escalation or dose adjustment

Key Endpoints

- Safety and Tolerability and Pharmacokinetics (plasma and CSF)
- Proof of biology: Target Engagement biomarker (plasma FA-DI)

Biomarkers: Exploratory

- Drug effects in brain: EEG, MRI
- Parkinson's Disease: Alpha synuclein, Fatty Acids related to Glucocerebrosidase and LRRK2
- Clinical (e.g. motor, non motor [cognition, sleep])
- Neurodegeneration: Neurofilament light chains
- Inflammation: C-reactive protein

*YTX-7739 being administered orally with low fat meal

CONFIDENTIAL
Yumanity Therapeutics, Inc. 2021
52

Phase 1 Single Ascending Dose Study (SAD) and food Effect in Healthy Volunteers Phase 1 Multiple Ascending Dose Study (MAD) in Healthy Volunteers Phase 1b Multiple Dose Study (MAD) in Patients with Parkinson’s Disease YTX-7739 Clinical Program Advancing Rapidly Towards Phase 2 Mid- 2021 Safety, Tolerability, Pharmacokinetics and food effect à Dose Selection-Progression to Multiple Dose Study Steady State Safety, Tolerability, Pharmacokinetics à Dose Selection, Advancement to Patient Population Cerebral Spinal fluid à Blood Brain Barrier, CSF Drug Concentration Target Engagement (FA-DI) àProof of biology, Dose/Drug response Safety, Tolerability, Pharmacokinetics à Dose Selection, Advancement to Phase 2 Cerebral Spinal fluid à Blood Brain Barrier, CSF Drug Concentration Target Engagement (FA-DI) à Proof of biology, Dose / Drug response Early Evidence Effectiveness à Biomarkers Measures à Implications

Wrap Up

YTX-9184 start of Phase 1 for Dementia with Lewy Bodies Upcoming Catalysts Completed Reverse Merger NASDAQ: YMTX YTX-7739 Multiple Ascending Dose results in healthy volunteers YTX-7739 Phase 1b results in Parkinson’s patients 2Q 2021 Mid 2021 2H 2021 Goal of one new program into the clinic per year; Growing pipeline enables scalable business model Potential for $600M+ in future milestone payments plus royalties from Merck and Genentech Cash runway into 3Q 2022 Potential for multiple BD deals 4Q 2020

Discovery Target Validation Lead Optimization IND- enabling Phase 1 Anticipated Clinical Milestones Program 1: Parkinson’s Disease 3Q 2020 – Phase 1 SAD Data 2Q 2021 – Ph 1a MAD in Healthy Volunteers Mid-2021 – Ph 1b Patient Data 2022 – Phase 2 initiation Program 2: Dementia with Lewy Bodies 2Q 2020 – Start IND-enabling studies 2H 2021 – Phase 1 initiation Program 3: Glioblastoma Multiforme 1Q 2022- Window of opportunity study initiation Program 4: ALS/FTLD Program 5: ALS/FTLD Programs 6-16 PD, AD, ALS/FTLD YTX-7739 (SCD Inhibitor) Undisclosed Undisclosed Undisclosed YTX-9184 (SCD Inhibitor) Prolific Discovery Engine Drives Rapidly Expanding Pipeline of Disease-Modifying Therapies Partnered with SAD=single ascending dose; MAD = multiple ascending dose; IND=investigational new drug application SCD Inhibitor

Q & A